EXHIBIT 10.9

                           TRAVIS INTERNATIONAL, INC.
                     NON-QUALIFIED EXECUTIVE RETIREMENT PLAN

                                    EFFECTIVE
                                 OCTOBER 1, 1994

                           TRAVIS INTERNATIONAL, INC.
                     NON-QUALIFIED EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE I - Purpose, Definitions and Construction
        1.1 Purpose of the Plan..............................................1
        1.2 Definitions......................................................1
        1.3 Construction.....................................................3

ARTICLE II - Eligibility
        2.1 Eligibility Requirements.........................................4

ARTICLE III - Contributions to the Plan
        3.1 Participant Contributions........................................5
        3.2 Employer Contributions...........................................5
        3.3 Establishment of Account.........................................5

ARTICLE IV - Allocation and Investment
        4.1 Allocation.......................................................6
        4.2 Establishment of Trust...........................................6
        4.3 Allocation of Investment Earnings................................6

ARTICLE V- Determination of Payment of Account
        5.1 Timing of Payment................................................7
        5.2 Payment Upon Death of Participant................................7
        5.3 Form of Payment..................................................7
        5.4 Change of Control................................................8

ARTICLE VI - Miscellaneous

        6.1 Administration of the Plan.......................................9
        6.2 Amendment of the Plan............................................9
        6.3 Termination of the Plan..........................................9
        6.4 Notices to Participants..........................................9
        6.5 Non-Alienation...................................................9

                                    ARTICLE I

                      PURPOSE, DEFINITIONS AND CONSTRUCTION

1.1   PURPOSE OF THE PLAN

      This Plan is established by the Employer to provide certain select management employees, who are defined below, with a retirement benefit on a non-qualified basis. This Plan is not intended to, and does not, qualify under Sections 401(a) and 501(a) of the Internal Revenue Code, and is designed to be exempt from the participation and vesting, funding and fiduciary responsibility rules of the Employee Retirement Income Security Act of 1974, as amended, pursuant to the exemptions under Sections 201(2), 301(a)(3) and 401(a)(1) of that act.

1.2   DEFINITIONS

      The following terms, when found in the Plan, shall have the meanings set forth below:

      (a) ACCOUNT BALANCE: At any time, the total of all amounts credited under the terms of the Plan to a Participant, the rights to which are determined under the Plan.

      (b) BENEFICIARY: The person(s) and/or the trust(s) created for the benefit of a person or persons who are the natural object of the Participant's bounty, or the Participant's estate, whichever is designated by the Participant to receive the benefits payable hereunder upon his death. Provided, however, if the Participant is married as of the date of his death, and has not named another Beneficiary, his spouse shall be his Beneficiary.

      (c) CHANGE OF CONTROL: A Change of Control shall occur if (i) the ownership of the Employer changes in such a manner that the interest of Bradford Ventures Ltd. and affiliates becomes less than forty-five percent (45%) of the total ownership of the Employer, or (ii) as a result of the retirement or other separation of the person who is Chairman of the Board as of the date of execution of this document, or (iii) upon dissolution of the Employer.

      (d) CODE: The Internal Revenue Code of 1986, as it may be amended from time to time, including any successor.

      (e) COMPENSATION: Compensation, which has been taken into account in the derivation of contribution amounts shown on Appendix A hereto, is total cash remuneration paid by the Employer during each applicable period, consisting of base salary, Board of Directors fees from affiliates of the Employer, and contributions under any plan under Code Section 401(a), 401(k) or 125, and amounts deferred under any salary reduction non-qualified program, other than this Plan. compensation hereunder shall not be subject to any limitations applicable to tax-qualified plans, such as pursuant to Code Sections 401(a)(17) or 415. For the purpose of Section 3.2(a) hereof, the Compensation taken into account shall be the highest one (1) year of compensation while a Participant.

      The amounts described above have been estimated to develop Appendix A hereto, and such appendix will not be modified except pursuant to a specific amendment approved and executed after the initial execution of this Plan by the Board of Directors of the Employer.

      (f) DISABILITY: A physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders him incapable of continuing in his occupation. The determination of Disability shall be made either as a result of the Participant qualifying for a pension under the federal Social Security Act, or based upon such evidence as the Employer in its sole discretion determines to be sufficient to establish that such Participant is incapable of performing the regular duties of his occupation.

      (g) EFFECTIVE DATE: October 1, 1994.

      (h) ELIGIBLE EMPLOYEE: There are two eligible employees hereunder: Mr. Kirby Attwell and Mr. Tim Fogelsong. Further, this Plan may be amended at any time by appropriate action of the Board of Directors of the Employer to expand this class of Eligible Employee either by name or by position. However, no person who is an employee of the Employer shall be selected as an Eligible Employee except a member of the select group of management or highly compensated employees of the Employer, as such term is defined under Section 201 of the Employee Retirement Income Security Act of 1974, and regulations and rulings promulgated thereunder by the Department of Labor.

      (i) EMPLOYER: Travis International, Inc., a corporation organized and existing under the laws of the State of Delaware and any successor or successors, and any subsidiaries of Travis International, Inc.

      (j) ERISA: The Employee Retirement Income Security Act of 1974.

      (k) NORMAL RETIREMENT AGE: The later of the date on which a Participant attains age sixty-five (65) or the date as of which he completes ten (10) years of participation under this Plan.

      (1) NORMAL RETIREMENT DATE: The first day of the month coincident with or next following a Participant's Normal Retirement Age.

      (m) PARTICIPANT: An Eligible Employee as defined under Section 1.2(h) hereof, and whose participation has not been terminated.

      (n)   PLAN: The Travis International, Inc.  Non-Qualified   Executive
Retirement Plan, as set forth herein, and as it may be amended from time to time.

      (o) PLAN YEAR: The twelve month period beginning on October 1 and ending on September 30 each year.

1.3   CONSTRUCTION

      The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may indicate the plural, unless the context clearly indicates the contrary. The words "hereof" , "herein", "hereunder" and other similar compounds of the word "here" shall, unless otherwise specifically stated, mean and refer to the entire Plan, not to any particular provision or Section. Article and Section headings are included for convenience of reference and are not intended to add to, or subtract from, the terms of the Plan.

                                   ARTICLE II
                                   ELIGIBILITY

2.1   ELIGIBILITY REQUIREMENTS

      Each person defined as an Eligible Employee under Section 1.2(h) hereof shall become a Participant as of the Effective Date hereunder. Any other person later designated as an Eligible Employee in accordance with the terms of Section 1.2(h) hereof shall become a Participant as of the date his eligibility is specified by the Employer pursuant to Section 1.2(h) hereof.

                                   ARTICLE III

                            CONTRIBUTIONS TO THE PLAN


3.1   PARTICIPANT CONTRIBUTIONS

      Contributions to the Plan by a Participant shall neither be required nor permitted.

3.2   EMPLOYER CONTRIBUTIONS

      The Employer shall make contributions equal to the amounts listed for each Participant in Appendix A hereto, calculated by the actuary for the Plan at Plan inception based on reasonable actuarial assumptions in accordance with Financial Accounting Standards Board Statement No. 87, which would be required if the Plan were a defined benefit plan providing:

            (a) A retirement benefit payable in the form of a sixty-six and two-thirds percent (66 2/3%) Joint & Survivor Annuity at Normal Retirement Age with ten (10) years of Plan participation based on the formula:

                  (i) Four percent (4%) of Compensation, multiplied by the first ten (10) years of Plan participation, plus

                  (ii) One percent (1%) of Compensation, multiplied by up to an additional ten (10) years of Plan participation, less

                  (iii) The benefit expected to be received under the federal Social Security Act as an old age benefit, assuming that the Participant has the maximum number of years under the Social Security Act allowed with each year credited at the maximum federal Social Security taxable wage base, with such projected to his Normal Retirement Date,

            (b) A pre-retirement death benefit equal to sixty-six and two-thirds percent (66 2/3%) of the accrued benefit of the Participant as of his date of death, payable to his spouse or named Beneficiary.

3.3   ESTABLISHMENT OF ACCOUNT

      Each Participant herein shall have maintained in his name an Account, to which shall be credited his Employer Contributions, plus any gains and losses credited pursuant to Section 4.3 hereof.

                                   ARTICLE IV

                            ALLOCATION AND INVESTMENT

  4.1   ALLOCATION

      Contributions made pursuant to Section 3.2 hereof shall be allocated to the Account of the Participant on whose behalf such contributions are made as of any date during the Plan Year.

  4.2   ESTABLISHMENT OF TRUST

      The Employer may establish a trust fund with regard to the Accounts hereunder, designed to be an irrevocable grantor trust under Code Section 671.

      It is the intention of the Employer that any trust established for this purpose shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of highly compensated management employees for purposes of Title I of ERISA. The Employer may make payment of benefits directly to Participants or their Beneficiaries as they become due under the terms of the Plan. In addition, if the principal of the trust established for this purpose, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Employer shall make the balance of each such payment as it falls due.

      Any trust created by the Employer and any assets held by the Trust to assist in meeting its obligation under the Plan shall conform to the terms of the model trust as described in Revenue Procedure 92-64, as subsequently amended.

      The Participants and their Beneficiaries shall have the same status as general unsecured creditors of the Employer and the Plan shall constitute a mere promise by the Employer to make benefit payments in the future.

  4.3   ALLOCATION OF INVESTMENT EARNINGS

      Investment earnings shall be credited as of the last day of each Plan Year, based on the actual investment results for such Plan Year. The earnings to be allocated will be allocated to each Participant's Account in the proportion that the Participant's Account balance at the beginning of the year, less any withdrawals during the year, plus one-half (1/2) of any additions made to the Account pursuant to Section 3.2 hereof during the year, bears to the total of all such Accounts.

      Each Participant shall have the rights relative to investment of funds hereunder as are approved by the Board of Directors of the Employer, and which has the final approval of the Trustee, both as to permissible funds and election rights.

                                    ARTICLE V

                       DETERMINATION OF PAYMENT OF ACCOUNT

5.1   TIMING OF PAYMENT

      A Participant's Account derived from contributions under Section 3.2 hereof, as well as any gains or losses allocable thereto under Section 4.3 hereof, shall be one hundred percent (100%) vested and non-forfeitable at all times. Provided, however, a Participant or Beneficiary shall be entitled to payment of his Account balance hereunder as of the earlier of (a) and (b), where:

      (a) is his termination of employment, and

      (b) is his Normal Retirement Date.

      At that time, a Participant, or in the case of a benefit due to the death of a Participant, his Beneficiary, shall be entitled to payment of his vested Account Balance immediately following the event providing for such payment, and a special valuation of the Accounts shall be prepared as of such date, under the provisions of Section 4.3 hereof.

      Payment shall be made as soon as administratively feasible following such valuation.

5.2   PAYMENT UPON DEATH OF PARTICIPANT

      Upon the death of a Participant, his Account balance (based upon a special valuation of the Accounts prepared as of the date of death, under the provisions of section 4.3 hereof) shall become immediately payable (with payment made as soon as administratively feasible following such valuation) to the Participant's designated Beneficiary. In addition, the Employer shall purchase term life insurance on the life of each Participant, to be held either inside any trust established pursuant to Section 4.2 hereof, or to be held outside such trust by the Employer. The proceeds of any such policy shall become payable to the designated beneficiary of the Participant, in addition to the amounts provided under the Plan. The amounts of such term life insurance are shown on Appendix B hereto for each Plan Year in which such insurance is to be purchased.

5.3   FORM OF PAYMENT

      A Participant or Beneficiary entitled to payment shall receive a single lump sum payment in cash, or shall have such lump sum utilized to purchase a Life Annuity or any other form of annuity available from an insurance company with a "Best" quality rating of no less than A+, and a size rating of no less than ten (10). This election, however, shall be made by the Participant before the first contribution pursuant to Section 3.2 hereof is made to the Plan.

5.4   CHANGE OF CONTROL

      Provided, however, upon a Change of Control, the benefits payable to a Participant or his designated Beneficiary shall be the amount that would result if this Plan were a defined benefit plan with the provisions stated under
Section 3.2(a) and 3.2(b) hereof, with the Compensation taken into account in determination of the benefit based on the highest five (5) years of Compensation, not necessarily consecutive. If a trust under Section 4.2 hereof has been established, assets under such trust will be utilized toward the payment of such benefits.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.1   ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Employer. The books and records of the Plan shall be maintained by the Employer at its expense, and no member of the Board of Directors of the Employer, or any employee of the Employer acting on its behalf, shall be liable to any person for any action taken or omitted in connection with the administration of the Plan, unless attributable to his own fraud or willful misconduct.

6.2   AMENDMENT OF THE PLAN

      The Plan may be amended, in whole or in part, from time-to-time, by the Board of Directors of the Employer, without the consent of any other party, provided that any benefits that have accrued prior to the date of such action, by virtue of their having been credited to the Participant's Account pursuant to Sections 3.2 and 4.3 hereof, may not be reduced or forfeited.

6.3   TERMINATION OF THE PLAN

      The Plan may be terminated, at any time, by action of the Board of Directors, without the consent of any other party. The termination of this Plan shall not result in the granting of any additional rights to any Participant, nor shall it result in the reduction of a Participant's Account balance which has resulted from the crediting of amounts pursuant to Sections 3.2 and 4.3 hereof.

6.4   NOTICES TO PARTICIPANTS

      From time-to-time, the Employer shall provide a Participant with an accounting of the value of his Account. Further, a Participant will be provided written notice of any amendment of the Plan that affects his rights herein, and of the termination of the Plan.

6.5   NON-ALIENATION

      To the extent permitted by law, the right of any Participant or Beneficiary in any Account balance hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant or Beneficiary, and any such Account balance shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

      IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising the Travis International, Inc. Non-Qualified Executive Retirement Plan, TRAVIS INTERNATIONAL, INC., as the Employer, has caused its seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto authorized this day ___ of ______________________, 19__.


ATTEST:                                   TRAVIS INTERNATIONAL, INC.

____________________                      ____________________
Secretary                                 Name: Title: